UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In Re. New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 §

Debtor(s) §

Case No. 23-14156

Lead Case No. 23-14154

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 07/02/2023

Months Pending: 3

Industry Classification: 2 0 6 4

Reporting Method: Accrual Basis ○ Cash Basis ◉

Debtor's Full-Time Employees (current): 51

Debtor's Full-Time Employees (as of date of order for relief): 227

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Edward Bidanset, CRO
Signature of Responsible Party

Edward Bidanset, CRO
Printed Name of Responsible Party

10/20/2023
Date

6305 Alondra Blvd.
Paramount, CA 90723
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$241,501	
b.	Total receipts (net of transfers between accounts)	$1,272,103	$3,465,698
c.	Total disbursements (net of transfers between accounts)	$1,321,468	$3,626,160
d.	Cash balance end of month (a+b-c)	$192,136	
e.	Disbursements made by third party for the benefit of the estate	$0	$478,463
f.	Total disbursements for quarterly fee calculation (c+e)	$1,321,468	$4,104,623

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,327,958
b.	Accounts receivable over 90 days outstanding (net of allowance)	$935,239
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$6,238,152
d	Total current assets	$8,344,084
e.	Total assets	$25,175,000
f.	Postpetition payables (excluding taxes)	$289,299
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$289,299
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$8,589,447
n.	Total liabilities (debt) (j+k+l+m)	$8,878,746
o.	Ending equity/net worth (e-n)	$16,296,254

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,272,103	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,032,999	
c.	Gross profit (a-b)	$239,104	
d.	Selling expenses	$0	
e.	General and administrative expenses	$267,054	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-49,365	$-631,393

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

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Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$59,397	$292,463
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ◉		
c.	Were any payments made to or on behalf of insiders?		Yes ◉ No ○		
d.	Are you current on postpetition tax return filings?		Yes ◉ No ○		
e.	Are you current on postpetition estimated tax payments?		Yes ◉ No ○		
f.	Were all trust fund taxes remitted on a current basis?		Yes ◉ No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◉ No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ◉	N/A ○	
i.	Do you have:	Worker's compensation insurance?	Yes ○ No ◉		
		If yes, are your premiums current?	Yes ○ No ○	N/A ◉	(if no, see Instructions)
		Casualty/property insurance?	Yes ○ No ◉		
		If yes, are your premiums current?	Yes ○ No ○	N/A ◉	(if no, see Instructions)
		General liability insurance?	Yes ○ No ◉		
		If yes, are your premiums current?	Yes ○ No ○	N/A ◉	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ○ No ◉		
k.	Has a disclosure statement been filed with the court?		Yes ○ No ◉		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ○		

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Edward Bidanset Edward Bidanset
Signature of Responsible Party

Edward Bidanset
Printed Name of Responsible Party

CRO
Title

10/20/2023
Date

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

Debtor's Name New Mexico Food Distributors Inc 23-14156; TTCF New Mexico Holdings 23-14160 Case No. 23-14156

PageThree

PageFour

NOTES TO MOR

PART 2

- Items e, f, k, m, n, and o: Do not include (1) prepetition/postpetition joint obligation of Ittella International LLC ("Ittella"), Ittella's Chef, LLC, Tattooed Chef, Inc., Myjojo, Inc., New Mexico Food Distributors, Inc., Karsten Tortilla Factory, LLC, BCI Acquisition, Inc., and TTCF-NM Holdings Inc., the Chapter 11 debtors and debtors in possession in the above-captioned, jointly administered, Chapter 11 bankruptcy cases (collectively, the "Debtors") to UMB Bank, n.a., (2) any intercompany obligations/debts between the Debtors, and (3) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 4

- Items e, f, and k: Do not include (1) any intercompany obligations/debts between the Debtors and (2) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 7

- Item c: Postpetition intercompany obligations/debts between the Debtors in the ordinary course of business. *See* attached reconciliation.

- Item g: Postpetition debtor in possession financing (and cash collateral use) approved by the Court on an interim basis [Ittella Dkt. 77] and a final basis [Ittella Dkt. 275].

Week Ending:	8/31/2023	9/1/2023	9/8/2023	9/15/2023	9/22/2023	9/29/2023	
Beginning cash		(25,615.57)	(134,993.92)	(146,563.85)	(81,993.61)	(68,128.78)	
Deposits		-	-	-	-	-	-
Loan xfr out (sweep)		-	-	-	-	-	-
Xfr interco		-	-	340,000.00	150,000.00	133,000.00	623,000.00
Payroll		-	(8,779.39)	(130,472.59)	(20,559.89)	(107,242.32)	(267,054.19)
Vendor payments issued		(109,378.35)	(2,790.54)	(144,957.17)	(115,575.28)	(302.76)	(373,004.10)
Ending cash	(25,615.57)	(134,993.92)	(146,563.85)	(81,993.61)	(68,128.78)	(42,673.86)	
less UMB owed							
Rev Ending cash	(25,615.57)	(134,993.92)	(146,563.85)	(81,993.61)	(68,128.78)	(42,673.86)	
Balance EOW		(134,993.92)	(146,563.85)	(81,993.61)	(68,128.78)	(42,673.86)	
		-	-	-	-	-	

		September	Per Stmt	Cust Deps	diff=xtrs		
Beginning Cash	from stmt	241,500.67					
Deposits NM			773.96	-			
Deposits UMB	from Ittella cb		623,001.00	1,272,103.06			
Total Receipts			623,774.96	1,272,103.06	(648,328.10)	673,139.80	
						(648,328.10)	
			720.06	Bank Fee		1,321,467.90	
Payroll		267,054.19					
Disbursements		373,004.10	672,419.74			673,139.80	total disb
						(267,054.19)	less PR
Total		640,058.29	673,139.80			648,328.10	less xfrs
						1,054,413.71	total cogs
Ending Cash - NM		103,861.95					
Ending Cash- UMB		88,273.88					
Total Ending Cash		192,135.83					
Change in cash		49,364.84	49,364.84				

		July	August	September			Cum
Beginning Cash Balance		352,597	542,380	241,501			
Total Receipts Net of trsf	UMB & NM	636,288	1,557,307	1,272,103			3,465,698
Total Disbursements Net of		446,505	1,858,187	1,321,468			3,626,160
Cash Balance End of Month		542,380	241,501	192,136	-	-	
Disbursements by third party		478,463	-	-			478,463
Total disbursements - Quarterly fee		924,968	1,858,187	1,321,468	-	-	4,104,623
Acct Receivable		3,165,340	1,953,568	1,327,958			
Accounts Receivable over 90		1,117,006	694,349	935,239			
Inventory		8,569,892	6,906,426	6,238,152			
Total Current Assets		13,218,529	9,654,343	8,904,343			
Total Assets		30,639,488	26,125,000	25,175,000			
Post petition payables		228,533	466,811	289,299			
		-					
		-					
		-					
Total post petition debt		228,533	466,811	289,299			
		-					
		-					
Pre- petition Unsecured Deb t		8,078,520	8,078,520	8,589,447			
Total Liabilities		8,307,053	8,545,331	8,878,746			
Ending Equity		22,332,435	17,579,669	16,296,254			
Gross Income		636,288	1,557,307	1,272,103			
Cost of goods sold		148,665	1,063,476	1,032,999			
Gross Profit		487,623	493,831	239,104			
Selling		-					
General & Adm		754,098	765,765	267,054			
Other Expense		789					

Depr	-			
Interest	21,415	21,415	21,415	
Taxes	-			
Reorganization				
Profit (Loss)	(288,679)	(293,349)	(49,365)	(631,393)
Professional fees				
Post petition payroll taxes	165,408	67,658	59,397	292,463
Headcount	172	78	51	

New Mexico Foods
Bank Accounts September-23

NMBT - Operating ****1882	GL 1002 Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING CASH BALANCE		103,861.95	103,861.95	103,861.95	103,861.95	103,861.95	127,262.77	
Checks received							-	DEPS
Transfer from Ittella							-	XFR
505 Southwestern							-	DEPS
Ben E Keith							-	DEPS
Blue Mountain							-	DEPS
Flagship							-	DEPS
Green Chile							-	DEPS
Labatt Foods							-	DEPS
Sysco							-	DEPS
Treasure Valley							-	DEPS
United Supermark							-	DEPS
Other receipts							-	DEPS
Transfer from BCI							-	XFR
DEPOSITS SUB-TOTAL		-	-	-	-	-	-	
Bank charges							(630.11)	PMTS
ZBA xfr to Payroll acct (1450)							-	
ZBA xfr to ACH (6075)							(384.23)	
Cleared Ck							-	
Credit card payment							-	PMTS
Vendor wire/ACH							-	PMTS
ABC Water							(462.41)	PMTS
ADP Payroll							-	PR
ADP fees							-	PR
Aramark Uniforms							-	PMTS
Cigna							-	PMTS
Comcast							-	PMTS
Fleet							-	PMTS
Guardian							-	PMTS
Hartford							-	PMTS
Linde Gas							-	PMTS
NM Gas							-	PMTS
Nusenda							(21,415.32)	PMTS
PNM Electric							-	PMTS
Spectrum							-	PMTS
Visa pmt							(508.75)	PMTS
Waste Mgmt							-	PMTS
Other ACH							-	PMTS
							-	
TOTAL CASH - NMBT-Operating	127,262.77	103,861.95	103,861.95	103,861.95	103,861.95	103,861.95	103,861.95	
		103,861.95	103,861.95	103,861.95	103,861.95	103,861.95	103,861.95	
		0.00	0.00	0.00	0.00	0.00	0.00	

NMBT-Outstanding Checks	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	
AP check register							-	PMTS
UMB							-	XFR OUT
Cleared checks (from above)		-	-	-	-	-	-	
Other Adj (void checks, etc)							-	PMTS
ENDING BALANCE	(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	(145,585.21)	**(145,585.21)**	

NMBT Payroll Acct XXXXXX1450	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	
Bank charges							-	PMTS
Acensus ACH-401K							-	PR
FSA							-	PMTS
ZBA xfr from Operating Acct		-	-	-	-	-	-	
Other Adj							-	PR
ENDING BALANCE	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	(1,045.25)	

NMBT ACH Acct	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		-	-	-	-	-	-	
Ben Keith ACH							-	PMTS
Crestmark ACH							-	PMTS
Centerpoint ACH							-	PMTS
Shamrock ACH							-	PMTS
HPF ACH							-	PMTS
IGOE							-	PMTS
MBI ACH							(384.23)	PMTS
Symmetry Energy							-	PMTS
Other ACH							-	PMTS
ZBA xfr from Operating Acct		-	-	-	-	-	384.23	
Other Adj							-	PMTS
ENDING BALANCE	-	-	-	-	-	-	-	

TOTAL AVAILABLE CASH - NMBT-Opertaing	**(19,367.69)**	**(42,768.51)**	**(42,768.51)**	**(42,768.51)**	**(42,768.51)**	**(42,768.51)**	**(42,768.51)**

UMB POST PETITION	GL 10520							
9872675541	Beg Bal:	Mon	Tue	Wed	Thu	Fri	Month	
	8/31/2023	9/25	9/26	9/27	9/28	9/29	To Date	
BEGINNING CASH BALANCE		65,922.18	65,120.28	196,482.46	195,818.70	88,618.31	114,237.90	
Checks received							-	DEPS
Transfer from Ittella			133,000.00				623,000.00	XFR
505 Southwestern							-	DEPS
Ben E Keith							-	DEPS
Blue Mountain							-	DEPS
Flagship							-	DEPS
Green Chile							-	DEPS
Labatt Foods							-	DEPS
Sysco							-	DEPS
Treasure Valley							-	DEPS
United Supermark							-	DEPS
Other receipts							-	DEPS
Transfer from BCI							-	XFR
DEPOSITS SUB-TOTAL		-	133,000.00	-	-	-	623,000.00	
Bank charges							(294.24)	PMTS
ZBA xfr to Payroll acct (1450)							-	
ZBA xfr to ACH (6075)							-	
Cleared Ck		(801.90)	(1,507.91)	(590.91)		(202.50)	(89,764.27)	
Credit card payment							-	PMTS
Vendor wire/ACH							(132,116.79)	PMTS
ABC Water							-	PMTS
ADP Payroll					(107,200.39)		(258,065.37)	PR
ADP fees						(41.93)	(8,988.82)	PR
Aramark Uniforms							(10,129.30)	PMTS
Cigna							(31,557.18)	PMTS
Comcast							(1,808.76)	PMTS
Fleet							-	PMTS
Guardian							(12,609.60)	PMTS
Hartford							-	PMTS
IGOE						(100.00)	(100.00)	PMTS
Linde Gas							(538.12)	PMTS
MBI-FSA PMTS			(129.91)	(72.85)			(225.31)	PMTS
NM Gas							(1,490.03)	PMTS
Nusenda							-	PMTS
PNM Electric							(99,303.09)	PMTS
Waste Mgmt							(1,973.14)	PMTS
Other ACH							-	PMTS
							-	
TOTAL CASH - UMB POST PETITION	114,237.90	65,120.28	196,482.46	195,818.70	88,618.31	88,273.88	88,273.88	
		65,120.28	196,482.46			88,273.88		
		0.00	0.00			0.00		

UMB-Outstanding Checks	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(91,282.45)	(90,480.55)	(88,972.64)	(88,381.73)	(88,381.73)	(120,485.78)	
AP check register							(57,457.72)	PMTS
PR check register							-	PR
Cleared checks (from above)		801.90	1,507.91	590.91	-	202.50	89,764.27	
Other Adj (void checks, etc)							-	PMTS
ENDING BALANCE	(120,485.78)	(90,480.55)	(88,972.64)	(88,381.73)	(88,381.73)	(88,179.23)	**(88,179.23)**	
							verified	
TOTAL AVAILABLE CASH - UMB POST PETITION	**(6,247.88)**	**(25,360.27)**	**107,509.82**	**107,436.97**	**236.58**	**94.65**	**94.65**	
GRAND TOTAL - AVAILABLE CASH ALL ACCOUNTS	**(25,615.57)**	**(68,128.78)**	**64,741.31**	**64,668.46**	**(42,531.93)**	**(42,673.86)**	**(42,673.86)**	
less UMB owed		-	-	-	-	-		
REVISED AVAILABILITY	**(25,615.57)**	**(68,128.78)**	**64,741.31**	**64,668.46**	**(42,531.93)**	**(42,673.86)**	**(42,673.86)**	
149								
Beg Balance		(68,128.78)	(68,128.78)	64,741.31	64,668.46	(42,531.93)	(25,615.57)	
Deposits		-	-	-	-	-	-	
Loan xfr out (sweep)		-	-	-	-	-	-	
Xfr interco		-	133,000.00	-	-	-	623,000.00	
Payroll		-	-	-	(107,200.39)	(41.93)	(267,054.19)	
Vendor payments issued		-	(129.91)	(72.85)	-	(100.00)	(373,004.10)	
End Bal	(25,615.57)	(68,128.78)	64,741.31	64,668.46	(42,531.93)	(42,673.86)	(42,673.86)	
	-	-	-	-	-	-	0.00	

OUTGOING PAYMENTS

DATE	TYPE	CK#	NAME	AMOUNT	EXP	BANK	DIV
9/1/2023	CHECK	30024	LARRY GUTIEREZ	31,930.00	RENT	UMB	NMFD
9/1/2023	CHECK	30025	BAYLOR PROPERTIES	16,638.75	RENT	UMB	NMFD
9/1/2023	CHECK	30026	A&S Fire, LLC	1,436.79	SECURITY	UMB	NMFD
9/1/2023	CHECK	30027	JACKSON COMPACTION	850.00	EQUIP RENTAL	UMB	NMFD
9/1/2023	CHECK	30028	USDAFOOD SAFETY & IN:	115.92	PERMIT	UMB	NMFD
09/01/2023	BANK FEES		BKCD PROCESSING FEES	165.25	BANK FEES	NMBT	NMFD
09/01/2023	EFT		NUSENDA CU FUND T	21,415.32	LOAN PAYABLE-NUSENDA	NMBT	NMFD
09/01/2023	OUTGOING WIRE		MATHESON TRI-GAS	3,090.84	PROPANE	UMB	NMFD
09/01/2023	OUTGOING WIRE		HARTFORD	720.14	INSURANCE	UMB	NMFD
09/01/2023	OUTGOING WIRE		THE TORTILLA BLDG	32,330.98	RENT	UMB	NMFD
09/01/2023	OUTGOING WIRE		CHEP	684.36	PALLET	UMB	NMFD
			WE 9/1/23	109,378.35			
				(109,378.35)			
				-			
09/05/2023	BANK FEES		Misc. Fees	294.24	BANK FEES	UMB	NMFD
09/06/2023	EFT		NM GAS CO	31.56	UTILITIES	UMB	NMFD
09/06/2023	EFT		ARAMARK UNIFORM	74.25	UNIFORMS	UMB	NMFD
09/06/2023	EFT		NM GAS CO	1,458.47	UTILITIES	UMB	NMFD
09/08/2023	EFT		VISA PMT	508.75		NMBT	NMFD
09/05/2023	EFT		MERCHANT SERVICE MEI	39.04	BANK FEES	NMBT	NMFD
09/07/2023	EFT		MBI	384.23	FSA DEDUCTIONS	NMBT	NMFD
			WE 9/8/23	2,790.54			
				(2,790.54)			
				-			
09/11/2023	OUTGOING WIRE		PICOSO FOODS	71,269.88	INVENTORY	UMB	NMFD
09/11/2023	OUTGOING WIRE		PENSKE TRUCK	14,212.86	TRUCK LEASE	UMB	NMFD
09/11/2023	OUTGOING WIRE		SYSCO	9,763.98	INVENTORY	UMB	NMFD
09/11/2023	EFT		GUARDIAN	2,798.39	HEALTH INSURANCE	UMB	NMFD
09/11/2023	EFT		GUARDIAN	9,811.21	HEALTH INSURANCE	UMB	NMFD
09/12/2023	OUTGOING WIRE		PENSKE TRUCK	43.75	TRUCK LEASE	UMB	NMFD
09/12/2023	EFT		ARAMARK UNIFORM	10,055.05	UNIFORM	UMB	NMFD
09/12/2023	EFT		PNM	19,132.85	UTILITIES	UMB	NMFD
09/13/2023	EFT		COMCAST	911.14	INTERNET	UMB	NMFD

Row Labels	Sum of AMOUNT
BANK FEES	924.35
COMPUTER MAINT	801.90
EQUIP RENTAL	850.00
FSA DEDUCTIONS	912.04
HEALTH INS	31,557.18
HEALTH INSURANCE	12,609.60
INSURANCE	720.14
INTERNET	1,808.76
INVENTORY	81,033.86
LICENSE	1,639.79
LOAN PAYABLE-NUSENDA	21,415.32
PALLET	684.36
PERMIT	115.92
PROPANE	3,090.84
PROPANE GAS	538.12
RENT	82,342.70
REPAIRS	1,076.26
SECURITY	2,759.63
TRUCK LEASE	14,256.61
UNIFORM	10,055.05
UNIFORMS	74.25
UTILITIES	103,228.67
(blank)	508.75
Grand Total	**373,004.10**

09/13/2023	EFT		COMCAST	897.62	INTERNET	UMB	NMFD
09/13/2023	EFT		WASTE MGMT	1,973.14	UTILITIES	UMB	NMFD
9/11/2023	CHECK	30030	ECLIPSE MIDCO	1,639.79	LICENSE	UMB	NMFD
9/11/2023	CHECK	30031	TAS SECURITY SYSTEMS	660.81	SECURITY	UMB	NMFD
9/14/2023	CHECK	30032	EPHESUS OFFICE TECHN(	801.90	COMPUTER MAINT	UMB	NMFD
09/15/2023	BANK FEES		SERV CHG DEBIT	425.82	BANK FEES	NMBT	NMFD
09/15/2023	EFT		ABCWUA Water Aut WEI	20.86	UTILITIES	NMBT	NMFD
09/14/2023	EFT		LINDE GAS	538.12	PROPANE GAS	UMB	NMFD
			WE 9/15/23	144,957.17			
				(144,957.17)			
				-			
09/19/2023	EFT		ABCWUA Water Aut WEI	441.55	UTILITIES	NMBT	NMFD
09/20/2023	EFT		PNM	2,465.32	UTILITIES	UMB	NMFD
09/20/2023	EFT		PNM	7,386.76	UTILITIES	UMB	NMFD
09/21/2023	EFT		PNM	34,432.78	UTILITIES	UMB	NMFD
09/21/2023	EFT		PNM	35,885.38	UTILITIES	UMB	NMFD
9/21/2023	CHECK	30033	ADVANCED SECURITY IN'	590.91	SECURITY	UMB	NMFD
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
9/21/2023	CHECK	30036	THE HUNTINGTON NATI(	1,442.97	RENT	UMB	NMFD
9/21/2023	CHECK	30037	IGOE & COMPANY	202.50	FSA DEDUCTIONS	UMB	NMFD
09/22/2023	EFT		CIGNA	31,557.18	HEALTH INS	UMB	NMFD
09/22/2023	EFT		MBI	22.55	FSA DEDUCTIONS	UMB	NMFD
			WE 9/22/23	115,575.28			
				(115,575.28)			
				-			
9/26/2023	EFT		MBI	129.91	FSA DEDUCTIONS	UMB	NMFD
09/27/2023	EFT		MBI	72.85	FSA DEDUCTIONS	UMB	NMFD
09/29/2023	EFT		IGOE	100	FSA DEDUCTIONS	UMB	NMFD
			WE 9/29/23	302.76			
				(302.76)			
				-			

PAYROLL

DATE	TYPE	CK	NAME	AMOUNT	BANK	DIV
09/08/2023	EFT		ADP PAYROLL FEES	8,266.08	UMB	NMFD
09/08/2023	EFT		ADP PAYROLL FEES	513.31	UMB	NMFD
			WE 9/8/23	8,779.39		
				(8,779.39)		
				-		
09/14/2023	EFT		ADP WAGE PAY WAGE PAY NEW MEX	76,532.06	UMB	NMFD
09/14/2023	EFT		ADP WAGE PAY WAGE PAY TTCF NM I	23,485.26	UMB	NMFD
09/14/2023	EFT		ADP Tax ADP Tax TTCF NM HOLDINGS	6,617.23	UMB	NMFD
09/14/2023	EFT		ADP Tax ADP Tax NEW MEXICO FOOD	23,838.04	UMB	NMFD
			WE 9/15/23	130,472.59		
				(130,472.59)		
				-		
09/20/2023	EFT		ADP Tax ADP Tax NEW MEXICO FOOD	3,137.27	UMB	NMFD
09/20/2023	EFT		ADP WAGE PAY WAGE PAY TTCF NM I	2,595.70	UMB	NMFD
09/20/2023	EFT		ADP Tax ADP Tax TTCF NM HOLDINGS	497.33	UMB	NMFD
09/20/2023	EFT		ADP WAGE PAY WAGE PAY NEW MEX	14,162.09	UMB	NMFD
09/22/2023	EFT		ADP PAYROLL FEES	167.5	UMB	NMFD
			WE 9/22/23	20,559.89		
				(20,559.89)		
				-		
09/28/2023	EFT		ADP Tax ADP Tax TTCF NM HOLDINGS	5,186.10	UMB	NMFD
09/28/2023	EFT		ADP Tax ADP Tax NEW MEXICO FOOD	20,121.32	UMB	NMFD
09/28/2023	EFT		ADP WAGE PAY WAGE PAY TTCF NM I	20,223.50	UMB	NMFD
09/28/2023	EFT		ADP WAGE PAY WAGE PAY NEW MEX	61,669.47	UMB	NMFD
09/29/2023	EFT		ADP PAYROLL FEES	41.93	UMB	NMFD
			WE 9/29/23	107,242.32		
				(107,242.32)		
				-		

Row Labels	Sum of AMOUNT
ADP Tax ADP Tax NEW MEXICO FOOD DISTRI	47,096.63
ADP Tax ADP Tax TTCF NM HOLDINGS INC	12,300.66
ADP WAGE PAY WAGE PAY NEW MEXICO FOODDISTRI	152,363.62
ADP WAGE PAY WAGE PAY TTCF NM HOLDINGS INCT	46,304.46
ADP PAYROLL FEES	8,988.82
Grand Total	**267,054.19**

DEPOSITS

DATE	TYPE	NAME	AMOUNT	BANK	DIV

NEW MEXICO BANK & TRUST
a division of HTLF Bank
700 Locust Street, Suite 600 | Dubuque, IA 52001

Statement Ending 09/30/2023

ADDRESS SERVICE REQUESTED

NEW MEXICO FOOD DISTRIBUTORS INC
ACH ACCOUNT
3041 UNIVERSITY BLVD SE
ALBUQUERQUE NM 87106-5040

Managing Your Accounts

	New Mexico Bank & Trust a division of HTLF Bank
Customer Care Center:	877.280.1856
Website:	NMB-T.com

Summary of Accounts

Account Type	Account Number	Ending Balance
COMMERCIAL ANALYSIS CHECKING	XXXXXX6075	$0.00

COMMERCIAL ANALYSIS CHECKING-XXXXXX6075

Account Summary

Date	Description	Amount
09/01/2023	**Beginning Balance**	**$0.00**
	3 Credit(s) This Period	$644.05
	3 Debit(s) This Period	$644.05
09/30/2023	**Ending Balance**	**$0.00**

Other Credits

Date	Description	Amount
09/07/2023	TRANSFER FROM DDA 0120061882	$384.23
09/18/2023	TRANSFER FROM DDA 0120061882	$129.91
09/19/2023	R29 Corp Cust Adv No Auth *MED-I-BANK* *00000000120106075*	$129.91

3 item(s) totaling $644.05

Other Debits

Date	Description	Amount
09/07/2023	MBI SETL *MED-I-BANK* *MED-I-BANK*	$384.23
09/18/2023	MBI SETL *MED-I-BANK* *MED-I-BANK*	$129.91
09/19/2023	SWEEP TO DDA 000120061882	$129.91

3 item(s) totaling $644.05

Daily Balances

Date	Amount
08/31/2023	$0.00

FOR A CHANGE OF NAME OR ADDRESS PLEASE COMPLETE THE FORM BELOW

NAME ______________________________

ADDRESS ______________________________

CITY ______________________ STATE __________ ZIP __________

SOCIAL SECURITY ______________________________

SIGNATURE ______________________ DATE __________

HOW TO BALANCE YOUR ACCOUNT

1. Subtract from your check register any service, miscellaneous, or automatic charge(s) posted on this statement, and add to your register any interest posted on this statement.
2. Mark (✓) your register after each check listed on front of statement.
3. Check off deposits shown on the statement against those shown in your check register.
4. Complete the form at right.
5. The final "balance" in the form to the right should agree with your check register balance. If it does not, read 'HINTS FOR FINDING DIFFERENCES" below.

HINTS FOR FINDING DIFFERENCES

Recheck all additions and subtractions or corrections.

Verify the carryover balance from page to page in your check register.

Make sure you have subtracted the service or miscellaneous charge(s) from your check register balance, and added the current interest.

NEW BALANCE TRANSFER AMOUNT FROM OTHER SIDE			$
ADD DEPOSITS MADE SINCE ENDING DATE ON A STATEMENT			
SUBTOTAL			
CHECKS NOT LISTED ON THIS OR PRIOR STATEMENTS			
NUMBER	AMOUNT		
TOTAL CHECKS NOT LISTED	- - - - -→		
SUBTRACT TOTAL CHECKS NO LISTED FROM SUBTOTAL ABOVE	**BALANCE**		

THIS SHOULD AGREE WITH YOUR CHECK REGISTER BALANCE

This section applies exclusively to electronic fund transfers governed by Regulation E

In case of errors or questions about electronic transfers, telephone us or write to us at the address printed on this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number (if any).
2. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation.

Balance subject to interest rate.
Average daily balance method (including current transactions): We figure the interest charge on your account by applying the periodic rate to the "average daily balance" of your account. To get the "average daily balance" we take the beginning balance of your account each day, add any new (purchases/advances/fees), and subtract (any unpaid interest or other finance charges and) any payments or credits. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide the total by the number of days in the billing cycle. This gives us the "average daily balance".

This section applies exclusively to information pertaining to credit extended primarily for personal, family, or household purposes.
WHAT TO DO IF YOU THINK YOU FIND A MISTAKE ON YOUR STATEMENT

If you think there is an error on your statement, write to us at the address printed on this statement.

In your letter, give us the following information:
- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of the Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement.

You must notify us of any potential errors in writing. You may call us, but may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The charge in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are

NEWMEXICO BANK & TRUST
a division of HTLF Bank
700 Locust Street, Suite 600 | Dubuque, IA 52001

Statement Ending 09/30/2023

ADDRESS SERVICE REQUESTED

NEW MEXICO FOOD DISTRIBUTORS INC
GENERAL ACCOUNT
3041 UNIVERSITY BLVD SE
ALBUQUERQUE NM 87106-5040

Managing Your Accounts

		New Mexico Bank & Trust a division of HTLF Bank
	Customer Care Center:	877.280.1856
	Website:	NMB-T.com

Summary of Accounts

Account Type	Account Number	Ending Balance
COMMERCIAL ANALYSIS CHECKING	XXXXXX1882	$103,861.95

COMMERCIAL ANALYSIS CHECKING-XXXXXX1882

Account Summary

Date	Description	Amount
09/01/2023	**Beginning Balance**	**$127,262.77**
	1 Credit(s) This Period	$129.91
	9 Debit(s) This Period	$23,530.73
09/30/2023	**Ending Balance**	**$103,861.95**
	Service Charges	$425.82

Other Credits

Date	Description	Amount
09/19/2023	SWEEP FROM DDA 0120106075	$129.91

1 item(s) totaling $129.91

Other Debits

Date	Description	Amount
09/01/2023	NUSENDA CU FUND TRNFR *Karsten Tortilla Facto* *6279520*	$21,415.32
09/01/2023	BKCD PROCESSING FEES *NEW MEXICO FOOD DISTRI* *002600000298687*	$165.25
09/05/2023	MERCHANT SERVICE MERCH FEE *FOODS OF NEW MEXICO* *8037300731*	$39.04
09/07/2023	TRANSFER TO DDA 0120106075	$384.23
09/08/2023	NEW MEXICO BANK CR CD PMT *NEW MEXICO FOOD DISTR* *486544XXXXX6097*	$508.75
09/15/2023	ABCWUA Water Aut WEB PAY *New Mexico Food DIstri* *3439579560*	$20.86
09/15/2023	SERV CHG DEBIT	$425.82
09/18/2023	TRANSFER TO DDA 0120106075	$129.91
09/19/2023	ABCWUA Water Aut WEB PAY	$441.55

FOR A CHANGE OF NAME OR ADDRESS PLEASE COMPLETE THE FORM BELOW

NAME ____________________

ADDRESS ____________________

CITY ____________________ STATE __________ ZIP __________

SOCIAL SECURITY ____________________

SIGNATURE ____________________ DATE __________

HOW TO BALANCE YOUR ACCOUNT

1. Subtract from your check register any service, miscellaneous, or automatic charge(s) posted on this statement, and add to your register any interest posted on this statement.
2. Mark (✓) your register after each check listed on front of statement.
3. Check off deposits shown on the statement against those shown in your check register.
4. Complete the form at right.
5. The final "balance" in the form to the right should agree with your check register balance. If it does not, read 'HINTS FOR FINDING DIFFERENCES" below.

HINTS FOR FINDING DIFFERENCES

Recheck all additions and subtractions or corrections.

Verify the carryover balance from page to page in your check register.

Make sure you have subtracted the service or miscellaneous charge(s) from your check register balance, and added the current interest.

NEW BALANCE TRANSFER AMOUNT FROM OTHER SIDE		$
ADD DEPOSITS MADE SINCE ENDING DATE ON A STATEMENT		
	SUBTOTAL	
CHECKS NOT LISTED ON THIS OR PRIOR STATEMENTS		
NUMBER	AMOUNT	
TOTAL CHECKS NOT LISTED	------→	
SUBTRACT TOTAL CHECKS NO LISTED FROM SUBTOTAL ABOVE	**BALANCE**	

THIS SHOULD AGREE WITH YOUR CHECK REGISTER BALANCE

Balance subject to interest rate.
Average daily balance method (including current transactions): We figure the interest charge on your account by applying the periodic rate to the "average daily balance" of your account. To get the "average daily balance" we take the beginning balance of your account each day, add any new (purchases/advances/fees), and subtract (any unpaid interest or other finance charges and) any payments or credits. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide the total by the number of days in the billing cycle. This gives us the "average daily balance".

This section applies exclusively to electronic fund transfers governed by Regulation E

In case of errors or questions about electronic transfers, telephone us or write to us at the address printed on this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number (if any).
2. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation.

This section applies exclusively to information pertaining to credit extended primarily for personal, family, or household purposes.
WHAT TO DO IF YOU THINK YOU FIND A MISTAKE ON YOUR STATEMENT

If you think there is an error on your statement, write to us at the address printed on this statement.

In your letter, give us the following information:
- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of the Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement.

You must notify us of any potential errors in writing. You may call us, but may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The charge in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are

COMMERCIAL ANALYSIS CHECKING-XXXXXX1882 (continued)

Other Debits (continued)

Date	Description	Amount
	New Mexico Food DIstri 6243965796	

9 item(s) totaling $23,530.73

Daily Balances

Date	Amount	Date	Amount	Date	Amount
08/31/2023	$127,262.77	09/07/2023	$105,258.93	09/18/2023	$104,173.59
09/01/2023	$105,682.20	09/08/2023	$104,750.18	09/19/2023	$103,861.95
09/05/2023	$105,643.16	09/15/2023	$104,303.50		

THIS PAGE LEFT INTENTIONALLY BLANK

NEWMEXICO BANK & TRUST
a division of HTLF Bank
700 Locust Street, Suite 600 | Dubuque, IA 52001

Statement Ending 09/30/2023

ADDRESS SERVICE REQUESTED

NEW MEXICO FOOD DISTRIBUTORS INC
PAYROLL ACCOUNT
3041 UNIVERSITY BLVD SE
ALBUQUERQUE NM 87106-5040

Managing Your Accounts

	New Mexico Bank & Trust a division of HTLF Bank
Customer Care Center:	877.280.1856
Website:	NMB-T.com

Summary of Accounts

Account Type	Account Number	Ending Balance
COMMERCIAL ANALYSIS CHECKING	XXXXXX1450	$0.00

COMMERCIAL ANALYSIS CHECKING-XXXXXX1450

Account Summary

Date	Description	Amount
09/01/2023	**Beginning Balance**	**$0.00**
	0 Credit(s) This Period	$0.00
	0 Debit(s) This Period	$0.00
09/30/2023	**Ending Balance**	**$0.00**

Daily Balances

Date	Amount
08/31/2023	$0.00

FOR A CHANGE OF NAME OR ADDRESS PLEASE COMPLETE THE FORM BELOW

NAME ______________________________

ADDRESS ______________________________

CITY ______________________ STATE __________ ZIP __________

SOCIAL SECURITY ______________________________

SIGNATURE ______________________ DATE __________

HOW TO BALANCE YOUR ACCOUNT

1. Subtract from your check register any service, miscellaneous, or automatic charge(s) posted on this statement, and add to your register any interest posted on this statement.
2. Mark (✓) your register after each check listed on front of statement.
3. Check off deposits shown on the statement against those shown in your check register.
4. Complete the form at right.
5. The final "balance" in the form to the right should agree with your check register balance. If it does not, read 'HINTS FOR FINDING DIFFERENCES" below.

HINTS FOR FINDING DIFFERENCES

Recheck all additions and subtractions or corrections.

Verify the carryover balance from page to page in your check register.

Make sure you have subtracted the service or miscellaneous charge(s) from your check register balance, and added the current interest.

NEW BALANCE TRANSFER AMOUNT FROM OTHER SIDE		$
ADD DEPOSITS MADE SINCE ENDING DATE ON A STATEMENT		
	SUBTOTAL	
CHECKS NOT LISTED ON THIS OR PRIOR STATEMENTS		
NUMBER	AMOUNT	
TOTAL CHECKS NOT LISTED	------→	
SUBTRACT TOTAL CHECKS NO LISTED FROM SUBTOTAL ABOVE	**BALANCE**	

THIS SHOULD AGREE WITH YOUR CHECK REGISTER BALANCE

Balance subject to interest rate.
Average daily balance method (including current transactions): We figure the interest charge on your account by applying the periodic rate to the "average daily balance" of your account. To get the "average daily balance" we take the beginning balance of your account each day, add any new (purchases/ advances/fees), and subtract (any unpaid interest or other finance charges and) any payments or credits. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide the total by the number of days in the billing cycle. This gives us the "average daily balance".

This section applies exclusively to electronic fund transfers governed by Regulation E

In case of errors or questions about electronic transfers, telephone us or write to us at the address printed on this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number (if any).
2. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation.

This section applies exclusively to information pertaining to credit extended primarily for personal, family, or household purposes.
WHAT TO DO IF YOU THINK YOU FIND A MISTAKE ON YOUR STATEMENT

If you think there is an error on your statement, write to us at the address printed on this statement.

In your letter, give us the following information:
- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of the Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement.

You must notify us of any potential errors in writing. You may call us, but may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The charge in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are

UMB
Mailstop 1170103D
P.O. Box 419226
Kansas City, MO 64141-6226

Statement Period Start: September 1, 2023
Statement Period End: September 30, 2023

RETURN SERVICE REQUESTED

00015292 TUMBDS01093023024311 01 000000000 0015306 007

NEW MEXICO FOOD DISTRIBUTORS INC
DEBTOR-IN-POSSESSION
CACBKE 2:23-BK-14156-SK
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

00015292 0089377 0001-0007

CUSTOMER SERVICE

Customer Service Phone:
1.866.204.3913

Written Inquiries:
UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO 64141-6226

UMB.com

CORPORATE BANKRUPTCY - NON-INTEREST **Account Number: [redacted]5541**

Account Title(s): **NEW MEXICO FOOD DISTRIBUTORS INC**
DEBTOR-IN-POSSESSION
CACBKE 2:23-BK-14156-SK

Account Summary

Beginning Balance as of 09/01/2023	**$114,237.90**	Total Days in Statement Period	30
+ Deposits and Credits (8)	$623,001.00		
- Withdrawals and Debits (71)	$648,670.78		
- Service Charges and Fees	$294.24		
Ending Balance as of 09/30/2023	**$88,273.88**		

MEMBER FDIC

EQUAL HOUSING LENDER

Terms and Conditions
All deposits to, withdrawals from or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

In Case of Errors or Questions About Your Electronic Transfers: Please contact us at the phone number or address shown on the front of this statement. If you think your statement or receipt is wrong or if you need more information about a transfer on your statement or receipt, we must hear from you no later than 60 days after we have sent you the first statement on which the error or problem occurred. Please (1) tell us your name and account number. (2) describe the error or transfer you are unsure about; (3) explain as clearly as you can why you believe there is an error or why you need more information and (4) tell us the dollar amount of the suspected error. We will tell you the results of our investigation within ten (10) business days after we hear from you and we will correct any error promptly. If we need more time, however, we may take up to forty-five (45) days to investigate your complaint or question. If we decide to do this, we will provisionally credit your account within ten (10) days, for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

Go Paperless: Sign up for electronic statements today. Statement preferences may be assigned in Online Banking or by calling the customer service phone number on the front of this statement.

Contact information changes: It's important to keep your contact information up-to-date. Update your address, email and phone number in Online Banking or by calling the customer service phone number on the front of this statement.

00015292 0089378 0002-0007

00015292 0089379 0003-0007

Transaction Detail

Date	Description	Deposits	Withdrawals
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017729		32,330.98
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017726		3,090.84
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017731		720.14
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017734		684.36
Sep 01	CHECK # 30013		206.88
Sep 01	CHECK # 30014		50.00
Sep 05	ANALYSIS SERVICE CHARGE(S)		294.24
Sep 05	CHECK # 30023		1,651.77
Sep 05	CHECK # 30019		1,011.08
Sep 05	CHECK # 30017		872.35
Sep 05	CHECK # 30012		425.79
Sep 05	CHECK # 30011		323.25
Sep 05	CHECK # 30020		51.87
Sep 06	CHECK # 30016		1,698.79
Sep 06	NM GAS COMPANY NMGAS WEB FOODS OF NEW MEXICO		1,458.47
Sep 06	CHECK # 30002		475.00
Sep 06	CHECK # 30021		347.53
Sep 06	ARAMARK UNIFORM ACCOUNT ST NEW MEXICO FOOD DIS		74.25
Sep 06	NM GAS COMPANY NMGAS WEB FOODS OF NEW MEXICO		31.56
Sep 07	CHECK # 30025		16,638.75
Sep 07	CHECK # 30018		291.24
Sep 07	CHECK # 30028		115.92
Sep 08	CHECK # 30024		31,930.00
Sep 08	ADP PAYROLL FEES ADP FEES 641522186ITTELLA IN		8,266.08
Sep 08	CHECK # 30022		1,060.54
Sep 08	ADP PAYROLL FEES ADP FEES 641522199ITTELLA IN		513.31
Sep 11	ONLINE BANKING TRANSFER FROM 9872675525	200,000.00	
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007960		71,269.88
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007953		14,212.86
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007964		9,763.98
Sep 11	THE GUARDIAN JUL GP INS NEW MEXICO HOLDINGS		9,811.21
Sep 11	THE GUARDIAN JUL GP INS NEW MEXICO FOOD DIS		2,798.39
Sep 12	WIRE TRANSFER WITHDRAWAL 00912010142		43.75
Sep 12	CHECK # 30008		20,279.95
Sep 12	PNM WEB_PAY NM FOOD DISTRIBUTOR		19,132.85
Sep 12	ARAMARK UNIFORM ACCOUNT ST NEW MEXICO FOOD DIS		10,055.05
Sep 12	CHECK # 30027		850.00
Sep 13	ONLINE BANKING TRANSFER FROM 9872675525	100,000.00	
Sep 13	ONLINE BANKING TRANSFER FROM 9872675525	40,000.00	
Sep 13	WASTE MANAGEMENT INTERNET NEW MEXICO FOODS OF		1,973.14
Sep 13	COMCAST CORP CABLE SVCS NEW MEXICO FOODS *D		911.14
Sep 13	COMCAST CORP CABLE SVCS NEW MEXICO FOOD *DI		897.62
Sep 14	ADP WAGE PAY WAGE PAY NEW MEXICO FOOD DIS		76,532.06
Sep 14	ADP TAX ADP TAX NEW MEXICO FOOD DIS		23,838.04
Sep 14	ADP WAGE PAY WAGE PAY TTCF NM HOLDINGS IN		23,485.26
Sep 14	ADP TAX ADP TAX TTCF NM HOLDINGS IN		6,617.23
Sep 14	CHECK # 30006		6,079.74
Sep 14	LINDE GAS & EQUI ACH_726423 NEW MEXICO FOODS		538.12
Sep 19	ONLINE BANKING TRANSFER FROM 9872675525	18,000.00	
Sep 19	MBI SETL MED-I-BANK	1.00	
Sep 19	CHECK # 30031		660.81
Sep 19	MBI SETL MED-I-BANK		1.00
Sep 20	ADP WAGE PAY WAGE PAY NEW MEXICO FOOD DIS		14,162.09
Sep 20	PNM WEB_PAY NEW MEXICO FOODS		7,386.76
Sep 20	ADP TAX ADP TAX NEW MEXICO FOOD DIS		3,137.27
Sep 20	ADP WAGE PAY WAGE PAY TTCF NM HOLDINGS IN		2,595.70
Sep 20	PNM WEB_PAY NEW MEXICO		2,465.32

Transaction Detail (Continued)

Date	Description	Deposits	Withdrawals
Sep 20	ADP TAX ADP TAX TTCF NM HOLDINGS IN		497.33
Sep 21	ONLINE BANKING TRANSFER FROM 9872675525	100,000.00	
Sep 21	ONLINE BANKING TRANSFER FROM 9872675525	32,000.00	
Sep 21	PNM WEB_PAY NM FOOD DISTRIBUTOR		35,885.38
Sep 21	PNM WEB_PAY NEW MEXICO FOOD DIS		34,432.78
Sep 22	WIRE TRANSFER WITHDRAWAL 00922000864		31,557.18
Sep 22	CHECK # 30030		1,639.79
Sep 22	ADP PAYROLL FEES ADP FEES 642422156ITTELLA IN		167.50
Sep 22	MBI SETL MED-I-BANK		22.55
Sep 25	CHECK # 30032		801.90
Sep 26	ONLINE BANKING TRANSFER FROM 9872675525	133,000.00	
Sep 26	CHECK # 30026		1,436.79
Sep 26	MBI SETL MED-I-BANK		129.91
Sep 26	CHECK # 30035		71.12
Sep 27	CHECK # 30033		590.91
Sep 27	MBI SETL MED-I-BANK		72.85
Sep 28	ADP WAGE PAY WAGE PAY NEW MEXICO FOOD DIS		61,669.47
Sep 28	ADP WAGE PAY WAGE PAY TTCF NM HOLDINGS IN		20,223.50
Sep 28	ADP TAX ADP TAX NEW MEXICO FOOD DIS		20,121.32
Sep 28	ADP TAX ADP TAX TTCF NM HOLDINGS IN		5,186.10
Sep 29	CHECK # 30037		202.50
Sep 29	IGOE AND COMP IN ADMIN PYMT NEW MEXICO FOOD		100.00
Sep 29	ADP PAYROLL FEES ADP FEES 642917741ITTELLA IN		41.93
Totals		**$623,001.00**	**$648,965.02**

Checks Posted

* Indicates a Skip in Check Number(s)

Check No.	Date	Amount	Ref No.	Check No.	Date	Amount	Ref No.
30002	Sep 06	475.00	00083001039	30022	Sep 08	1,060.54	00085006130
* 30006	Sep 14	6,079.74	00084001760	30023	Sep 05	1,651.77	00082019283
* 30008	Sep 12	20,279.95	00082009303	30024	Sep 08	31,930.00	00085005038
* 30011	Sep 05	323.25	00082237674	30025	Sep 07	16,638.75	00084006916
30012	Sep 05	425.79	00082018493	30026	Sep 26	1,436.79	00082009471
30013	Sep 01	206.88	00085001485	30027	Sep 12	850.00	00082165043
30014	Sep 01	50.00	00085000302	30028	Sep 07	115.92	00084172618
* 30016	Sep 06	1,698.79	00083002951	* 30030	Sep 22	1,639.79	00085151998
30017	Sep 05	872.35	00082093607	30031	Sep 19	660.81	00082003940
30018	Sep 07	291.24	00084176600	30032	Sep 25	801.90	00081145228
30019	Sep 05	1,011.08	00082014687	30033	Sep 27	590.91	00083170349
30020	Sep 05	51.87	00082348532	* 30035	Sep 26	71.12	00082216042
30021	Sep 06	347.53	00083001313	* 30037	Sep 29	202.50	00085002322

End of Day - Current Balance

Date	Balance	Date	Balance	Date	Balance	Date	Balance
Sep 01	77,154.70	Sep 11	101,766.59	Sep 20	37,627.36	Sep 26	196,482.46
Sep 05	72,524.35	Sep 12	51,404.99	Sep 21	99,309.20	Sep 27	195,818.70
Sep 06	68,438.75	Sep 13	187,623.09	Sep 22	65,922.18	Sep 28	88,618.31
Sep 07	51,392.84	Sep 14	50,532.64	Sep 25	65,120.28	Sep 29	88,273.88
Sep 08	9,622.91	Sep 19	67,871.83				

Images


NEW MEXICO FOOD DISTRIBUTORS, INC. 30002
PAY TO THE ORDER OF CITY OF ALBUQUERQUE $**********475.00
FOUR HUNDRED AND SEVENTY FIVE US DOLLARS AND 00/100
CITY OF ALBUQUERQUE
FALSE ALARM REDUCTION UNIT
PO BOX 1313
ALBUQUERQUE, NM 87103
[redacted] 5541⑈

09/06/2023 # 30002 $475.00


NEW MEXICO FOOD DISTRIBUTORS, INC. 30006
PAY TO THE ORDER OF NEW MEXICO GAS COMPANY $********6,079.74
SIX THOUSAND AND SEVENTY NINE US DOLLARS AND 74/100
NEW MEXICO GAS COMPANY
ALBUQUERQUE, NM 87125
[redacted] 5541⑈

09/14/2023 # 30006 $6,079.74


NEW MEXICO FOOD DISTRIBUTORS, INC. 30008
PAY TO THE ORDER OF ABCWUA $********20,279.95
TWENTY THOUSAND TWO HUNDRED AND SEVENTY NINE US DOLLARS AND 95/100
ABCWUA
ALB BERNALILLO COUNTY WATER UTILITY
ALBUQUERQUE, NM 87125
[redacted] 5541⑈

09/12/2023 # 30008 $20,279.95


NEW MEXICO FOOD DISTRIBUTORS, INC. 30011
PAY TO THE ORDER OF PROFESSIONAL SECURITY CONSULTANTS I $**********323.25
THREE HUNDRED AND TWENTY THREE US DOLLARS AND 25/100
PROFESSIONAL SECURITY CONSULTANTS I
Rio Rancho, NM 87124
[redacted] 5541⑈

09/05/2023 # 30011 $323.25


NEW MEXICO FOOD DISTRIBUTORS, INC. 30012
PAY TO THE ORDER OF FP MAILING SOLUTIONS $**********425.79
FOUR HUNDRED AND TWENTY FIVE US DOLLARS AND 79/100
FP MAILING SOLUTIONS
[redacted] 5541⑈

09/05/2023 # 30012 $425.79


NEW MEXICO FOOD DISTRIBUTORS, INC. 30013
PAY TO THE ORDER OF ADVANCE SERVICE COMPANY INC $**********206.88
TWO HUNDRED AND SIX US DOLLARS AND 88/100
ADVANCE SERVICE COMPANY INC
Albuquerque, NM 87112
[redacted] 5541⑈

09/01/2023 # 30013 $206.88


NEW MEXICO FOOD DISTRIBUTORS, INC. 30014
PAY TO THE ORDER OF CITY OF ALBUQUERQUE $**********50.00
FIFTY US DOLLARS AND 00/100
CITY OF ALBUQUERQUE
FALSE ALARM REDUCTION UNIT
PO BOX 1313
ALBUQUERQUE, NM 87103
[redacted] 5541⑈

09/01/2023 # 30014 $50.00


NEW MEXICO FOOD DISTRIBUTORS, INC. 30016
Pay To The Order of Nancy Peralta
One Thousand Six Hundred Ninety-Eight Dollars and Seventy Nine Cents
[redacted] 5541⑈

09/06/2023 # 30016 $1,698.79


NEW MEXICO FOOD DISTRIBUTORS, INC. 30017
Pay To The Order of Rigoberto Luna $872.35
Eight Hundred Seventy-Two Dollars and Thirty-Five Cents
[redacted] 5541⑈

09/05/2023 # 30017 $872.35


NEW MEXICO FOOD DISTRIBUTORS, INC. 30018
$291.24
Two Hundred Ninety-One Dollars and Twenty-Four Cents
[redacted] 5541⑈

09/07/2023 # 30018 $291.24

Images (Continued)


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30019
[redacted] 5541

09/05/2023 # 30019 $1,011.08


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30020
[redacted] 5541

09/05/2023 # 30020 $51.87


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30021
[redacted] 5541

09/06/2023 # 30021 $347.53


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30022
[redacted] 5541

09/08/2023 # 30022 $1,060.54


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30023
[redacted] 5541

09/05/2023 # 30023 $1,651.77


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30024
[redacted] 5541

09/08/2023 # 30024 $31,930.00


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30025
[redacted] 5541

09/07/2023 # 30025 $16,638.75


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30026
[redacted] 5541

09/26/2023 # 30026 $1,436.79


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30027
[redacted] 5541

09/12/2023 # 30027 $850.00


NEW MEXICO FOOD DISTRIBUTORS, INC. UMB 30028
[redacted] 5541

09/07/2023 # 30028 $115.92

Images (Continued)


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30030
DATE: 9/11/2023
PAY TO THE ORDER OF ECLIPSE MIDCO
ONE THOUSAND SIX HUNDRED AND THIRTY NINE US DOLLARS AND 79/100
$1,639.79
ECLIPSE MIDCO
DBA: EG MACOLAMAX LLC
DALLAS, TX
[redacted] 5541

09/22/2023 # 30030 $1,639.79


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30031
DATE: 9/11/2023
PAY TO THE ORDER OF TAS SECURITY SYSTEMS
SIX HUNDRED AND SIXTY US DOLLARS AND 81/100
$660.81
TAS SECURITY SYSTEMS
ALBUQUERQUE, NM
[redacted] 5541

09/19/2023 # 30031 $660.81


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30032
PAY TO THE ORDER OF EPHESUS OFFICE TECHNOLOGIES
EIGHT HUNDRED AND ONE US DOLLARS AND 90/100
$801.90
EPHESUS OFFICE TECHNOLOGIES
MIDTOWN PLACE NE
SUITE A
ALBUQUERQUE, NM
[redacted] 5541

09/25/2023 # 30032 $801.90


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30033
PAY TO THE ORDER OF ADVANCED SECURITY INTEGRATED LLC
FIVE HUNDRED AND NINETY US DOLLARS AND 91/100
$590.91
ADVANCED SECURITY INTEGRATED LLC
Albuquerque, NM
[redacted] 5541

09/27/2023 # 30033 $590.91


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30035
PAY TO THE ORDER OF PROFESSIONAL SECURITY CONSULTANTS I
SEVENTY ONE US DOLLARS AND 12/100
$71.12
PROFESSIONAL SECURITY CONSULTANTS I
GRANDE BLVD SE SUITE A
Rio Rancho, NM
[redacted] 5541

09/26/2023 # 30035 $71.12


NEW MEXICO FOOD DISTRIBUTORS, INC.
UMB
30037
PAY TO THE ORDER OF IGOE & COMPANY
TWO HUNDRED AND TWO US DOLLARS AND 50/100
IGOE & COMPANY
SAN DIEGO, CA
[redacted] 5541

09/29/2023 # 30037 $202.50